UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2026

FLASH SPORTS & MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880 urban-gro, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2026, at the Special Meeting (defined below) the stockholders of Flash Sports & Media Holdings, Inc. (the “Company”), approved a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to change the Company’s corporate name from “urban-gro, Inc.” to “Flash Sports & Media Holdings, Inc.” (the “Corporate Name Change”). The Certificate of Amendment, as filed with the Delaware Secretary of State on June 12, 2026, is attached hereto as Exhibit 3.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2026, the Company held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described int the Company’s proxy statement (the “Proxy Statement”) dated May 14, 2026. Of the Company’s 1,404,499 shares of common stock issued and outstanding and eligible to vote as of the record date of May 6, 2026, a quorum of 799,592 shares, or approximately 56.93% of the eligible shares, were represented at the Special Meeting either in person or by proxy.

A description of each matter voted upon at the Special Meeting is described in detail in the Proxy Statement. The matters voted upon at the Special Meeting and the final results of such voting are set forth below:

Proposal 1 – Approval of Name Change to “Flash Sports & Media Holdings, Inc.”

The Corporate Name Change as described in Item 5.03 above was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
787,843	2,783	8,966	0

Proposal 2 – Approval of the Issuance of Shares Upon Conversion of Series B Stock

A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon conversion of the Company’s Series B Convertible Non-Voting Preferred Stock, par value $0.001 per share, in excess of 19.99% of the Company’s issued and outstanding common stock. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
439,372	55,381	1,842	302,997

Proposal 3 – Approval of the Issuance of Shares of Common Stock

A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock (including shares issuable upon conversion or exercise of certain notes, warrants and other securities) in excess of 19.99% of our issued and outstanding common stock in connection with certain transactions with Hudson Global Ventures, LLC and Agile Hudson Partners LLC. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
427,276	67,789	1,530	302,997

Proposal 4 – Approval of Adjournment of Special Meeting

The proposal to adjourn the Special Meeting, if necessary, in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
677,977	120,828	787	0

Because Proposals 1 through 3 were approved, no such adjournment was deemed necessary.

Item 7.01. Regulation FD Disclosure

On June 12, 2026, the Company issued a press release announcing the Corporate Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-k.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated June 12, 2026
99.1	Press Release dated June 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

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